                                                                  EXECUTION COPY

                                 LIMITED WAIVER

        This LIMITED WAIVER, dated as of June 19, 2000 (this "Limited Waiver Letter"), is among Warnaco Inc., Designer Holdings, Ltd., Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V., Warnaco Holland B.V., The Warnaco Group, Inc., The Warnaco Group, Inc. and the Lenders parties hereto.

                              W I T N E S S E T H:

        WHEREAS, the Borrowers (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings incorporated by Subpart 1.1 below), Group, the Lenders and the Agents are parties to a Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement");

        WHEREAS, the Borrowers and Group wish to waive through July 27, 2000 the need to comply with certain provisions of the Credit Agreement; and

        WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant such limited waiver;

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows.

                                     PART I

                                  DEFINITIONS

        SUBPART 1.1. Certain Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Limited Waiver Letter with such meanings.

                                    PART II

                                 LIMITED WAVER

        Effective on (and subject to the occurrence of) the Waiver Effective Date through (and including) July 27, 2000, the Lenders hereby waive the U.S. Borrower's and Group's compliance with the terms of Sections 8.3.1 and 8.3.2 of the Credit Agreement for the Fiscal Quarter ending July 1, 2000.

                                    PART III

                          CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1. Waiver Effective Date. This Limited Waiver Letter (and the waivers contained herein) shall become effective on the date (the "Waiver Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

        SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Limited Waiver Letter, duly executed and delivered on behalf of the Borrowers, Group and the Required Lenders.

        SUBPART 3.1.2. Waiver of U.S. Credit Agreement. The Administrative Agent shall have received evidence that each of the credit facilities listed on
Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Waiver Letter.

        SUBPART 3.1.3. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each guarantor of the Obligations.

        SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Limited Waiver Letter shall be satisfactory to the Administrative Agent and its counsel.

                                    PART IV

                                 MISCELLANEOUS

        SUBPART 4.1. Cross-References. References in this Limited Waiver Letter to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Limited Waiver Letter.

        SUBPART 4.2. Loan Document Pursuant to Credit Agreement. This Limited Waiver Letter is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

        SUBPART 4.3. Representations and Warranties. Each Borrower hereby represents and warrants that after giving effect to this Limited Waiver Letter, the statements contained in Section 6.2.1 of the Credit Agreement are true and correct in all material respects.

        SUBPART 4.4. Successors and Assigns. This Limited Waiver Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 4.5. Counterparts. This Limited Waiver Letter may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART 4.6. Governing Law. THIS LIMITED WAIVER LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver Letter to be executed by their respective officers as of the day and year first above written.


                                       WARNACO INC.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       DESIGNER HOLDINGS, LTD.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       WARNACO (HK) LTD.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       WARNACO B.V.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       WARNACO NETHERLANDS B.V.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       WARNACO HOLLAND B.V.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:


                                       ----------------------------------------
                                       [Name of Institution]

                                       By:
                                           ------------------------------------
                                           Title:

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By: John Hopmans
                                           ------------------------------------
                                           Title: John Hopmans
                                                  Managing Director

                                       ----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                       By:
                                           ------------------------------------
                                           Title:

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       BANK OF AMERICA, N.A.
                                       ----------------------------------------
                                       [Name of Institution]

                                       By: David H. Dinkins
                                           ------------------------------------
                                           Title: David H. Dinkins
                                                  Principal

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       BANK LEUMI USA
                                       ----------------------------------------
                                       [Name of Institution]

                                       By: Joung Hee Hong
                                           ------------------------------------
                                           Title: Joung Hee Hong
                                                  Vice President

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       COMMERZBANK AG
                                       New York and Grand Cayman Branches

                                       By: Robert Donohue
                                           ------------------------------------
                                                  Robert Donohue
                                                  Senior Vice President

                                       By: Peter Doyle
                                           ------------------------------------
                                                  Peter Doyle
                                                  Assistant Vice President

                                 WARNACO HOLLAND B.V.

                                 By:
                                     -------------------------------------------
                                     Title:

                                 By:
                                     -------------------------------------------
                                     Title:

                                 THE WARNACO GROUP, INC.

                                 By:
                                     -------------------------------------------
                                     Title:

                                 THE BANK OF NOVA SCOTIA, as
                                     Administrative Agent and
                                     as a Lender

                                 By:
                                     -------------------------------------------
                                     Title:

                                 Merita Bank Plc
                                 -----------------------------------------------
                                 [NAME OF INSTITUTI0N]

                                 By: Garry Weiss           [Signature Illegible]
                                     -------------------------------------------
                                     Title: Garry Weiss         [Name Illegible]
                                            Vice President      Vice President

                                 WARNACO HOLLAND B.V.

                                 By:
                                     -----------------------------------------
                                     Title:

                                 By:
                                     -----------------------------------------
                                     Title:

                                 THE WARNACO GROUP, INC.

                                 By:
                                     -----------------------------------------
                                     Title:

                                 THE BANK OF NOVA SCOTIA, as
                                     Administrative Agent and
                                     as a Lender

                                 By:
                                     -----------------------------------------
                                     Title:

                                 Den Danske Bank Aktieselsrab
                                 ---------------------------------------------
                                 [NAME OF INSTITUTI0N]

                                 By: Peter L. Hargraves         John A. O'Neill
                                     ------------------------------------------
                                     Title: Peter L. Hargraves  John A. O'Neill
                                            Vice President      Vice President

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       The Bank of New York
                                       ----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title: Senior Vice President

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       SOCIETE GENERALE
                                       ----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                       By: Jay Sands
                                           ------------------------------------
                                           Title: Jay Sands
                                                  Managing Director

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       Morgan Guaranty Trust Company of New York
                                       -----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                       By: Kimberly L. Turner
                                           ------------------------------------
                                           Title:

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:




                                       Citibank, N.A.
                                       ----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                           By: Marc Merlino
                                           ------------------------------------
                                           Title: VP

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       The Dai-Ichi Kangyo Bank, Ltd.
                                       ----------------------------------------
                                       [NAME OF INSTITUTI0N]

                                       By: [Signature Illegible]
                                           ------------------------------------
                                           Title: Vice President

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       Fleet Bank NA
                                       -----------------------------------------

                                       By: Stephen J. Garvin
                                           ------------------------------------
                                           Title: Stephen J. Garvin
                                                  Director

                                       WARNACO HOLLAND B.V.

                                       By:
                                           ------------------------------------
                                           Title:

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE WARNACO GROUP, INC.

                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as
                                           Administrative Agent and
                                           as a Lender

                                       By:
                                           ------------------------------------
                                           Title:

                                       Fleet National Bank
                                       ----------------------------------------

                                       By: Stephen J. Garvin
                                           ------------------------------------
                                           Stephen J. Garvin
                                           Title: Director

                                  WARNACO HOLLAND B.V.

                                  By:
                                      -----------------------------------------
                                      Title:

                                  By:
                                      -----------------------------------------
                                      Title:

                                  THE WARNACO GROUP, INC.

                                  By:
                                     -----------------------------------------
                                     Title:

                                  THE BANK OF NOVA SCOTIA, as
                                      Administrative Agent and
                                      as a Lender

                                  By:
                                     -----------------------------------------
                                     Title:

                                  Bank of Tokyo - Mitsubishi Trust Company
                                  --------------------------------------------
                                  [NAME OF INSTITUTION]

                                  By: N. Saffra
                                     -----------------------------------------
                                     Title: N. Saffra
                                            Vice President

                                  WARNACO HOLLAND B.V.

                                  By:
                                      -----------------------------------------
                                      Title:

                                  By:
                                      -----------------------------------------
                                      Title:

                                  THE WARNACO GROUP, INC.

                                  By:
                                     -----------------------------------------
                                     Title:

                                  THE BANK OF NOVA SCOTIA, as
                                      Administrative Agent and
                                      as a Lender

                                  By:
                                     -----------------------------------------
                                     Title:

                                  Scotiabank
                                  --------------------------------------------
                                  [NAME OF INSTITUTION]

                                  By: John Hopmans
                                     -----------------------------------------
                                     Title: John Hopmans
                                            Managing Director

                                WARNACO HOLLAND B.V.

                                By:
                                    -----------------------------------------
                                    Title:

                                By:
                                    -----------------------------------------
                                    Title:

                                THE WARNACO GROUP, INC.

                                By:
                                   -----------------------------------------
                                   Title:

                                THE BANK OF NOVA SCOTIA, as
                                    Administrative Agent and
                                    as a Lender

                                By:
                                   -----------------------------------------
                                   Title:

                                SunTrust Bank, Inc.
                                --------------------------------------------
                                [NAME OF INSTITUTION]

                                By:       Laura Kahn
                                   -----------------------------------------
                                   Title: Laura Kahn
                                          Director, Senior Relationship Manager

                                                                      SCHEDULE 1

          Warnaco Credit Documents Requiring Waiver of Related Action

1 Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2 Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank AG, as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3 364-Day Credit Agreement. dated as of November 17,1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4 Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc,, certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

5 Revolving Credit and Guarantee Agreement, dated August 14,1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

6 Amended and Restated Credit Agreement dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

7 Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

8 Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                            AFFIRMATION AND CONSENT

                                            June 19, 2000

The Lenders (as defined below)

-and-

The Bank of Nova Scotia,
  as Administrative Agent
One Liberty Plaza
New York, New York 10006


                               Warnaco Inc., etc.

Gentlemen and Ladies:

     Reference is made to the Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 (the "Amended and Restated Credit Agreement"), among Warnaco Inc. (the "U.S. Borrower"), Designer Holdings, LTD. (the "Sub Borrower"), the Warnaco Sub Borrowers, Warnaco (HK) LTD. ("Warnaco (HK)"), Warnaco B.V. ("Warnaco B.V."), Warnaco Netherlands B.V. ("Warnaco Netherlands"), Warnaco Holland B.V. ("Warnaco Holland"; together with Warnaco (HK), Warnaco B.V. and Warnaco Netherlands, the "Foreign Borrowers"), The Warnaco Group, Inc. ("Group"), the various financial institutions as are or may from time to time become parties thereto (the "Lenders"), Societe General, as documentation agent (the "Documentation Agent"), Citibank, N.A., as syndication agent (the "Syndication Agent") and The Bank of Nova Scotia, as administrative agent (the "Administrative Agent") for the Lenders. This Affirmation and Consent is delivered to the Administrative Agent and the Lenders pursuant to Subpart 3.1.3 of the Limited Waiver, dated the date hereof (the "Limited Waiver Letter"). Capitalized terms for which meanings are provided in the Amended and Restated Credit Agreement are used in this Affirmation and Consent with such meanings.

     By its signature below, each of the undersigned Obligors hereby (i) acknowledges and consents to the Limited Waiver Letter, (ii) reaffirms the covenants and agreements contained in each Loan Document to which it is a party, including, in each case. as such covenants and agreements may be modified by the Limited Waiver Letter and the transactions contemplated thereby and (iii) certifies that, as of the date hereof (after giving effect to the effectiveness of the Limited Waiver Letter), the representations and warranties contained in the Loan Documents to which the undersigned is a party are true and correct with the same effect as if made on the date hereof, except to the extent such representations or warranties relate to a date prior to the date hereof (in which case such representations and warranties were true and correct as of such earlier date). The undersigned further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of the Limited Waiver Letter, all references in the Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import shall mean the Existing Credit Agreement, and the Loan Documents, as in effect and as modified by the Limited Waiver Letter.



     IN WITNESS WHEREOF, each of the undersigned has caused this Affirmation and Consent to be executed and delivered by its officer hereunto duly authorized as of the date first above written.

                                GREGORY STREET, INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                WARNACO INTERNATIONAL, INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                CALVIN KLEIN JEANSWEAR COMPANY


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                CKJ HOLDINGS INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                DESIGNER HOLDINGS, LTD.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                JEANSWEAR HOLDINGS INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                MYRTLE AVENUE, INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                OUTLET STORES INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                                WARNACO U.S. INC.


                                By: [Signature Illegible]
                                   -----------------------------------------

                                                                            (2)

                                 LETTER WAIVER

                                                       Dated as of June 19, 2000

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to The Bank
   of Nova Scotia, as administrative
   agent (the "Agent") for the Lenders

Ladies and Gentlemen:

     We refer to the 364-Day Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

     We hereby request that you waive, solely for the period commencing on the date first above written through July 27, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending on July 1, 2000.

     This Letter Waiver shall become effective as of the date first above written when, and only when, on or before June 29, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty and (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

     The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right. power or remedy of any Lender or they Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     On the Waiver Termination Date. without any further action by the Agent and Lenders. all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the

Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver bad been granted by them hereunder.

     If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

     This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

     This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                Very truly yours,

                                WARNACO INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:


                                THE WARNACO GROUP, INC.


                                By: [Signature Illegible]
                                   -----------------------------------------
                                   Title:

                             Agreed as of the date first above written:


                             Scotiabank
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: John Hopmans
                                 ---------------------------------------------
                                 Title: John Hopmans
                                        Managing Director

                             Agreed as of the date first above written:


                             Citibank
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: Marc Merlino
                                 ---------------------------------------------
                                 Title: Marc Merlino
                                        Vice President

                             Agreed as of the date first above written:


                             Morgan Guaranty Trust Company of New York
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: Kimberly L. Turner
                                 ---------------------------------------------
                                 Title: Kimberly L. Turner
                                        Vice President

                             Agreed as of the date first above written:


                             SOCIETE GENERALE
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: Jay Sands
                                  ---------------------------------------------
                                  Title: Jay Sands
                                         Managing Director

                             Agreed as of the date first above written:


                             Commerzbank AG
                             New York and Grand Cayman Branches

                             By: Robert Donohue
                                 ---------------------------------------------
                                 Robert Donohue
                                 Senior Vice President

                             By: Peter Doyle
                                 ---------------------------------------------
                                 Peter Doyle
                                 Assistant Vice President

                             Agreed as of the date first above written:

                             Stephen J. Garvin
                             Fleet National Bank
                             -------------------------------------------------

                             By: Stephen J. Garvin
                                  ---------------------------------------------
                                  Title: Director

                             Agreed as of the date first above written:


                             SUMMIT BANK
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: [Signature Illegible]
                                 ---------------------------------------------
                                 Title: Vice President

                             Agreed as of the date first above written:


                             Bank of Hawaii
                             -------------------------------------------------
                             [Please type or print name of institution]

                             By: Donna R. Parker
                                  ---------------------------------------------
                                  Title: Donna R. Parker
                                         Vice President

                                                     SCHEDULE I TO LETTER WAIVER

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers. Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent. Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A.. as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent. and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc,, the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank. Overdraft Bank and Managing and Administrative Agent, as amended.

6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                    CONSENT

                                                       Dated as of June 19, 2000

    The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                          GREGORY STREET, INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          WARNACO INTERNATIONAL INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          CALVIN KLEIN JEANSWEAR
                                          COMPANY

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          CKJ HOLDINGS INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          DESIGNER HOLDINGS LTD.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          JEANSWEAR HOLDINGS INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          MYRTLE AVENUE INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          OUTLET STORES INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          WARNACO U.S. INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                                                             (3)

                                 LETTER WAIVER

                                                       Dated as of June 19, 2000

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders")
  parties to the Credit Agreement
  referred to below and to The Bank
  of Nova Scotia, as administrative
  agent (the "Agent") for the Lenders

Ladies and Gentlemen:

    We refer to the Five-Year Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

    We hereby request that you waive, solely for the period commencing on the date first above written through July 27, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending on July 1, 2000.

    This Letter Waiver shall become effective as of the date first above written when, and only when, on or before June 29, 2000, the Agent shall have received
(a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty and (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

    The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

    On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the

Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

    If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

    This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

    This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          WARNACO INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          THE WARNACO GROUP, INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

Agreed as of the date first above written:

                Scotiabank
------------------------------------------
[Please type or print name of institution]




By             John Hopmans
  ----------------------------------------
  Title:       John Hopmans
            Managing Director

Agreed as of the date first above written:

             Citibank, N.A.
------------------------------------------
[Please type or print name of institution]



By  Marc Merlino
    --------------------------------------
    Title: VP

Agreed as of the date first above written:

Morgan Guaranty Trust Company of New York
------------------------------------------
[Please type or print name of institution]

By Kimberly L. Turner
  ----------------------------------------
  Title: Kimberly L. Turner
         Vice President

Agreed as of the date first above written:

SOCIETE GENERALE
------------------------------------------
[Please type or print name of institution]


By              Jay Sands
  ----------------------------------------
  Title:        Jay Sands
            Managing Director

Agreed as of the date first above written:

Commerzbank AG
New York and Grand Cayman Branches

By: Robert Donohue
  ---------------------
   Robert Donohue
   Senior Vice President

By: Peter Doyle
  ---------------------
   Peter Doyle
   Assistant Vice President

Agreed as of the date first above written:



The Bank Of New York
-------------------------------------------
[Please type or print name of institution]


By  [Signature Illegible]
  -----------------------------------------
  Title: Senior Vice President

Agreed as of the date first above written:



Bank Of Tokyo Mitsubishi Trust Company
-------------------------------------------
[Please type or print name of institution]



By  N. Saffra
  -----------------------------------------
         N. Saffra
  Title: Vice President

Agreed as of the date first above written:



The Dai-Ichi Kangyo Bank, Ltd.
-------------------------------------------
[Please type or print name of institution]


By  [Signature Illegible]
  -----------------------------------------
  Title: Vice President

Agreed as of the date first above written:


    Stephen J. Garvin

    Fleet National Bank
-------------------------------------------


By  Stephen J. Garvin
  -----------------------------------------
  Title: Director

Agreed as of the date first above written:



GENERAL ELECTRIC CAPITAL CORPORATION
-------------------------------------------
[Please type or print name of institution]


By  [Signature Illegible]
  -----------------------------------------
  Title: Duly Authorized Signatory

Agreed as of the date first above written:



     SunTrust Bank, Inc.
-----------------------------------------------
[Please type or print name of institution]


By  Laura Kahn
  ---------------------------------------------
         Laura Kahn
  Title: Director, Senior Relationship Manager

Agreed as of the date first above written:



Bank Of America, N.A.
-------------------------------------------
[Please type or print name of institution]


By  David H. Dinkins
  -----------------------------------------
  Title: David H. Dinkins
         Principal

     1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

     2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

     3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

     4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

     5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

     6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

     7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

     8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

     9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                    CONSENT


                                                       Dated as of June 19, 2000


          The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                                          GREGORY STREET, INC.


                                          By [Signature Illegible]
                                              ------------------------------
                                              Title:



                                          WARNACO INTERNATIONAL INC.


                                          By [Signature Illegible]
                                             ------------------------------
                                             Title:



                                          CALVIN KLEIN JEANSWEAR
                                          COMPANY


                                          By [Signature Illegible]
                                             ------------------------------
                                             Title:



                                          CKJ HOLDINGS INC.


                                          By [Signature Illegible]
                                             ------------------------------
                                             Title:

                                        DESIGNER HOLDINGS LTD.


                                        By [Signature Illegible]
                                           --------------------------------
                                           Title:



                                        JEANSWEAR HOLDINGS INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:



                                        MYRTLE AVENUE INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:



                                        OUTLET STORES INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:



                                        WARNACO U.S. INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:

                                                                             (4)

                                 LETTER WAIVER


                                                       Dated as of June 19, 2000


To the banks, financial institutions
 and other institutional lenders
 (collectively, the "Lenders")
 parties to the Credit Agreement
 referred to below and to The Bank
 of Nova Scotia, as administrative
 agent (the "Agent") for the Lenders


Ladies and Gentlemen:


     We refer to the U.S. $600,000,000 Amended and Restated Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

     We hereby request that you waive, solely for the period commencing on the date first above written through July 27, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending July 1, 2000.

     This Letter Waiver shall become effective as of the date first above written when, and only when, on or before June 29, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty and
(c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

     The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be if full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the

Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

     If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

     This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

     This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.



                                        Very truly yours.



                                        WARNACO INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:



                                        THE WARNACO GROUP, INC.


                                        By  [Signature Illegible]
                                           --------------------------------
                                           Title:

Agreed as of the date first above written:



              Scotiabank
------------------------------------------
(Please type or print name of institution)



By              John Hopmans
  ---------------------------------------
                John Hopmans
  Title: Managing Director

Agreed as of the date first above written:



            Citibank, N.A.
------------------------------------------
(Please type or print name of institution)



By             Marc Merlino
  ---------------------------------------
  Title: Vice President

Agreed as of the date first above written:


Commerzbank AG
New York and Grand Cayman Branches



By   Robert Donohue
   --------------------------------
   Robert Donohue
   Senior Vice President


By   Peter Doyle
   --------------------------------
   Peter Doyle
   Assistant Vice President

Agreed as of the date first above written:


      Union Bank of California N.A.
------------------------------------------
(Please type or print name of institution)



By   David W. Kinkela
   --------------------------------
          David W. Kinkela
   Title: Vice President

Agreed as of the date first above written:


          The Bank of New York
------------------------------------------
(Please type or print name of institution)



By     [Signature Illegible]
   --------------------------------
   Title: Senior Vice President

Agreed as of the date first above written:


Bank of Tokyo -- Mitsubishi Trust Company
------------------------------------------
(Please type or print name of institution)



By   N. Saffra
   --------------------------------
     N. Saffra
   Title: Vice President

Agreed as of the date first above written:




         Fleet National Bank
______________________________________




By        Stephen J. Garvin
   ___________________________________
          Stephen J. Garvin
   Title: Director

Agreed as of the date first above written:



            UNICREDITO ITALIANO
__________________________________________
[Please type or print name of institution]


      By    Christopher J. Eldin                              Saiyed A. Abbas
         ---------------------------------            -------------------------
         Title: First Vice President &                        Saiyed A. Abbas
                Deputy Manager                                Vice President
                Christopher J. Eldin

Agreed as of the date first above written:



     The Dai-Ichi Kangyo Bank, Ltd.
__________________________________________
[Please type or print name of institution]





By        [Signature Illegible]
   ___________________________________
   Title: Vice President

Agreed as of the date first above written:




   GENERAL ELECTRIC CAPITAL CORPORATION
_____________________________________________
 [Please type or print name of institution]




By        [Signature Illegible]
   ___________________________________
   Title: Duly Authorized Signatory

Agreed as of the date first above written:




            Merita Bank Plc
___________________________________________
[Please type or print name of institution]


        By         Garry Weiss                       [Signature Illegible]
           ---------------------------------       --------------------------
                   Garry Weiss                          [Name Illegible]
                  Vice President                         Vice President

Agreed as of the date first above written:




 Morgan Guaranty Trust Company of New York
__________________________________________
 [Please type or print name of institution]




By          Kimberly L. Turner
   ___________________________________
   Title:  Kimberly L. Turner
             Vice President

Agreed as of the date first above written:




          Bank of America, N.A.
___________________________________________
[Please type or print name of institution]




By           David H. Dinkins
   ___________________________________
   Title:   David H. Dinkins
                Principal

Agreed as of the date first above written:




            SOCIETE GENERALE
___________________________________________
[Please type or print name of institution]





By              Jay Sands
   ___________________________________
   Title:       Jay Sands
             Managing Director

                                                     SCHEDULE I TO LETTER WAIVER

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada and The Bank of Nova Scotia, as amended.

8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                    CONSENT


                                                       Dated as of June 19, 2000


         The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                          GREGORY STREET, INC.


                                          By  [Signature Illegible]
                                             -----------------------------------
                                             Title:


                                          WARNACO INTERNATIONAL INC.


                                          By  [Signature Illegible]
                                             -----------------------------------
                                             Title:


                                          CALVIN KLEIN JEANSWEAR COMPANY


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:



                                          CKJ HOLDINGS INC.


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:

                                          DESIGNER HOLDINGS LTD.


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:



                                          JEANSWEAR HOLDINGS INC.


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:



                                          MYRTLE AVENUE INC.


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:



                                          OUTLET STORES INC.


                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:



                                          WARNACO U.S. INC.



                                          By   [Signature Illegible]
                                             -----------------------------------
                                             Title:

                                                                             (5)

                               CONSENT AND WAIVER



                           WARNACO OF CANADA COMPANY

                                  as, Borrower



                                    - and -



                            THE BANK OF NOVA SCOTIA

                                   as Lender



                                     - and -



                          THE GUARANTORS LISTED HEREIN


--------------------------------------------------------------------------------


                               CONSENT AND WAIVER

                           Dated as of June 28, 2000


--------------------------------------------------------------------------------




                               STIKEMAN ELLIOTT

                               CONSENT AND WAIVER

         This Consent and Waiver, made as of June 28, 2000, is delivered in connection with that certain Amended and Restated Credit Agreement dated as of September 24, 1996 between Warnaco of Canada Company, a corporation amalgamated and existing under the laws of Nova Scotia (the "BORROWER") and The Bank of Nova Scotia, one of the chartered banks of Canada (the "LENDER"), as amended prior to the date hereof (the "CREDIT AGREEMENT"). Unless otherwise defined herein or the context otherwise requires, capitalized terms for which meanings are provided in the Credit Agreement are used herein with such meanings.

         Reference is also made to those certain Guaranties made in favour of the Lender (i) as of July 16, 1996 by the undersigned Guarantors The Warnaco Group, Inc., Warnaco Inc., Warnaco International Inc.; (ii) as of February 28, 1997 by the undersigned Guarantors Gregory Street, Inc. and Myrtle Avenue, Inc.;
(iii) as of September 30, 1997 by the undersigned Guarantor Warnaco U.S. Inc. (formerly known as ML, Inc.); and (iv) as of December 12, 1997 by the undersigned Guarantors Designer Holdings, Ltd., Jeanswear Holdings Inc., Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Outlet Stores, Inc.

         By its signature below, the Lender hereby (i) acknowledges and consents to the waiver respecting the Warnaco Inc. Credit Agreement, as amended, modified, supplemented, restated, renewed, replaced or refinanced prior to the date hereof, pursuant to a limited waiver dated as of the date hereof (the "WAIVER") among Warnaco Inc., Designer Holdings, Ltd., Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V., Warnaco Holland B.V., The Warnaco Group, Inc. and the lenders party thereto; (ii) confirms and agrees that, on and after the date hereof, each reference in the Credit Agreement and the Guaranties to "the Warnaco Inc. Credit Agreement", "thereunder", "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement, as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time; and (iii) in the specific circumstances described herein, waives its right to receive ten days prior written notice of the waiver to the Warnaco Inc. Credit Agreement as required by
Section 9.1(n) of the Credit Agreement and Section 4.1.2 of the Guaranties.

         Notwithstanding the preceding paragraph, this Consent and Waiver shall not be effective until such time as the Lender has received a fully executed copy of the Waiver.

         The Credit Agreement, the other Credit Documents and the Guaranties, except to the extent of the waiver specifically provided above and the release of certain guarantors provided for herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Consent and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Credit Documents or the Guaranties nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents or Guaranties.

         The parties hereto agree that the Borrower shall pay on demand all costs and expenses (including, without limitation, all reasonable legal fees and expenses) incurred by the Lender in connection with this Consent and Waiver. The Borrower's consent to this Consent and Waiver and to each of the terms hereof shall be evidenced by its signature as indicated below.

         This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Waiver to be executed by their duly authorized officers as of the day first above written.

                               WARNACO OF CANADA COMPANY

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               THE BANK OF NOVA SCOTIA
                               By:   [Signature Illegible]
                                  --------------------------------------
                                  Name:  [Illegible]
                                  Title  Director


                               By:   [Signature Illegible]
                                  --------------------------------------
                                  Name: [Illegible]
                                  Title: [Illegible]

         This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the Provence of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Waiver to be executed by their duly authorized officers as of the day first above written.


                               WARNACO OF CANADA COMPANY

                               By: [Signature Illegible]
                                  --------------------------------------
                                  Name:
                                  Title:


                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               THE BANK OF NOVA SCOTIA
                               By:  [Signature Illegible]
                                  --------------------------------------
                                  Name: [Illegible]
                                  Title: Director


                               By:  [Signature Illegible]
                                  --------------------------------------
                                  Name: [Illegible]
                                  Title: [Illegible]

         Each of the undersigned Guarantors hereby acknowledges and consents to the Waiver and hereby confirms and agrees that the Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects; provided, however, that, on and after the date hereof, each reference in such Guaranty and the Credit Agreement and the other Credit Documents to "the Warnaco Inc. Credit Agreement", "thereunder", "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time.


                                    THE WARNACO GROUP, INC.
                                    WARNACO INC.
                                    WARNACO INTERNATIONAL INC.
                                    GREGORY STREET, INC.
                                    MYRTLE AVENUE, INC.

                                    By: [Signature Illegible]
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    DESIGNER HOLDINGS, LTD.
                                    JEANSWEAR HOLDINGS INC.
                                    CALVIN KLEIN JEANSWEAR COMPANY
                                    CKJ HOLDINGS, INC.
                                    OUTLET STORES, INC.
                                    WARNACO U.S. INC.

                                    By: [Signature Illegible]
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                             (6)

[Societe Generale Letterhead]


Warnaco Inc.
The Warnaco Group, Inc. and
The Companies and Corporations referred to in the schedule to this letter

c/o 90 Park Avenue
New York
New York 10016

June 30, 2000




Dear Sirs

EUROPEAN FACILITIES

We refer to:

(A) the Credit Agreement dated 9 July 1996 (as amended) between the banks and financial institutions referred to below, ourselves as Agent and the addressees of this letter (such agreement as so amended being referred to in this letter as the "Term Facility").

(B) the Revolving Credit and Guarantee Agreement dated 14 August 1996 (as amended) between the banks and financial institutions referred to below, ourselves as Arranging Bank, Managing and Administration Agent and Overdraft Bank and the Companies and Corporations referred to as Borrowers in the acceptance of this letter (such agreement as so amended being referred to in this letter as the "Revolver").

(C) the Line of Credit Agreement dated 31 October 1996 (as amended) between Societe Generale, Geneva Branch, and Lintex-Warnaco SA (such agreement as so amended being referred to in this letter as the "Swiss Line of Credit").

(D) the Line of Credit Agreement dated 31 October 1996 (as amended) between Societe Generale, Madrid Branch and Warnaco Intimo S.A. (such agreement as so amended being referred to in this letter as the "Spanish Line of Credit").

The Term Facility, the Revolver, the Swiss Line of Credit and the Spanish Line of Credit are collectively referred to as the "Facilities Documents" but unless otherwise defined or indicated in this letter, all capitalised terms used herein shall have the same meanings as specified in the relevant documents.

1. You have informed us and, by your acceptance of the terms of this letter, warrant that:

1.1 you have requested the lenders under the U.S. Credit Agreement to waive the requirements of Section 5.03 of the U.S. Credit Agreement for the Fiscal Quarter (as defined in the U.S. Credit Agreement) ending on
        1 July 2000 during the period

[SOCIETE GENERALE LOGO]

          beginning on that date and ending on the Waiver Termination Date (as defined below).

     1.2 the addressees of this letter have asked their lending bankers under all other relevant credit facilities (an exhaustive list of which is set out in the schedule to this letter) to provide similar waivers.

     2. At your request, and in consideration of your agreement to the terms of this letter, we agree to waive, solely for the period commencing on the date of this letter until the 27 July 2000 (such date being the "Waiver Termination Date") the requirements of:

          Clause 19.1 of the Term Facility;

          Clause 19.1 of the Revolver;

          Clause 11 of the Swiss Line of Credit

          Clause 11 of the Spanish Line of Credit

          in so far as they import by reference the terms of Section 5.03 of the U.S. Credit Agreement.

     3. On the Waiver Termination Date, without any further action by the Agent or any of the Lenders or any other person, the waiver contained in paragraph 2 above shall terminate and cease to have effect and all of the terms and provisions set forth in the Facilities Documents with respect to requirements thereunder that are so waived shall have the same force and effect as if such paragraph 2 were not part of this letter and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Facilities Documents as though no waiver had been granted by them under such paragraph 2.

     4. The waiver contained in this letter shall become effective as from the date of this letter when, and only when the Agent shall have received
          (a) counterparts of this letter executed by such addressees and (b) evidence that each of the credit facilities listed in the schedule to this letter has been effectively waived in a manner substantially similar to the terms of this letter. The effectiveness of the waiver contained in this letter is conditional upon the accuracy of the factual matters described herein.

     5. The Facilities Documents and each of the other Finance Documents referred to therein, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter and your acceptances thereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Facilities Documents or any of the other Finance Documents, nor constitute a waiver of any provision of any of the Facilities Documents or any of the other Finance Documents.

     6. If you agree to the terms and provisions of this letter, please evidence such agreement by executing and returning a counterpart of this letter by facsimile, followed by the original via overnight courier to Harvey Chalmers, Simmons & Simmons, 21 Wilson Street, London, EC2M 2TX, facsimile no. 00 44 207 628 2070.

     7. This letter and its acceptance and consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of

[SOCIETE GENERALE LOGO]

          which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by telecopier shall be effective as delivery of a manually executed counterpart of this letter.

     8. This letter shall be governed by, and construed in accordance with, the laws of England and the provisions of Clauses 34 and 35 of the Term Facility shall be deemed to be incorporated by reference into this letter.

     yours faithfully,

     SOCIETE GENERALE as Agent
     and for and on behalf of

     TERM FACILITY
     -------------

     Societe Generale
     Commerzbank AG
     Citibank N.A.
     Scotiabank Europe PLC

     By: [SIGNATURE ILLEGIBLE]

     REVOLVER
     --------

     Societe Generale
     Commerzbank AG
     Citibank N.A.
     Scotiabank Europe PLC
     Bank Boston
     KBC Bank Nederland N.V.

     By: [SIGNATURE ILLEGIBLE]

     SWISS LINE OF CREDIT
     --------------------

     Societe Generale, Geneva Branch

     By: [SIGNATURE ILLEGIBLE]

     SPANISH LINE OF CREDIT
     ----------------------

     Societe Generale, Madrid Branch

     By: [SIGNATURE ILLEGIBLE]

[SOCIETE GENERALE LOGO]





                                    SCHEDULE



     1. Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

     2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe
        Generale and Commerzbank A.G., as Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

     3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

     4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

     5. Amended and Restated Credit Agreement dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

[SOCIETE GENERALE LOGO]


                             ACCEPTANCE AND CONSENT



We refer to and thank you for your letter of June 30, 2000, of which the foregoing is a copy, and accept and agree to be bound by its terms. In addition each undersigned party which is a Guarantor hereby consents to the terms of such letter and hereby confirms and agrees that, notwithstanding the effectiveness of such letter, the Group Guarantor is, and shall continue to be,in full force and effect and is hereby ratified and confirmed in all respects.


THE BORROWERS:

Warnaco Inc.
Euralis S.A.S.
Lenitex Warnaco Handelsgesellschaft M. B. H.
Eratex-Warnaco Lac Two GmbH & Co. KG
Warner's Aigion S.A.
Warnaco B.V.
Warner's (United Kingdom) Limited
Lejaby S.A.S.
Calvin Klein France S.A.
Warnaco France S.A.R.L.
Penhaligon's Limited
Warnaco Netherlands B.V.
Warnaco Holland B.V.
PMJ S.A.

By: [Signature Illegible]

Lintex-Warnaco S.A.

By: [Signature Illegible]

Warnaco Intimo S.A.

By: [Signature Illegible]


THE GUARANTORS

The Warnaco Group, Inc.
Warnaco Inc.
Warnaco International Inc.
184 Benton Street Inc.
Warmana Limited
Warnaco Men's Sportswear Inc.
C.F. Hathaway Company
Warnaco Sourcing Inc.
Warner's de Costa Rica Inc.
Blanche Inc.
Warnaco International L.L.C.
Myrtle Avenue Inc.
Gregory Street Inc.
ML Inc.
Designer Holdings, Ltd.
Rio Sportswear Inc.

[SOCIETE GENERALE LOGO]


AEI Management Corporation
Jeanswear Holdings Inc.
Calvin Klein Jeanswear Company
Kaijay Acquisition Company
New Bedford Shippers Corp.
CKJ Sourcing, Inc.
CKJ Holdings, Inc.
Abbeville Acquisition Company
Broadway Jeanswear Company
Broadway Jeanswear Holdings, Inc.
Broadway Jeanswear Sourcing, Inc.
Outlet Holdings, Inc.
Outlet Stores, Inc.
A.B.S. Clothing Collection, Inc.

By: [Signature Illegible]